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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT

                               -------------------


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                               -------------------


      Date of Report (Date of earliest event reported): September 17, 1999

                               -------------------



                            Magellan Technology, Inc.
                          ----------------------------

             (Exact name of registrant as specified in its charter)

            Utah                      0-18271                    87-0467614
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(State or other jurisdiction  (Commission File No.)            (IRS Employer
             of                                             Identification No.)
       incorporation)

                              13526 South 110 West
                                  Draper, Utah
                              --------------------

          (Address of principal executive offices, including zip code)

                                 (801) 495-2211
                                 --------------
              (Registrant's telephone number, including area code)


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                                                  TABLE OF CONTENTS


Item 2.  Acquisition or Disposition of Assets.....................................................................1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.......................................1
                  a.       Financial Statements and Pro Forma Financial Information...............................1
                  b.       Exhibits...............................................................................1

SIGNATURES........................................................................................................2

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Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         On September 17, 1999, Magellan Technology, Inc. ("Magellan") and Biological Technologies International, Inc. ("BTI") completed the merger described in the Press Release attached as Exhibit 99.1 to this Report (the "Merger"). In the Merger, Magellan issued 3,000,000 shares of its Common Stock in exchange for all of the issued and outstanding capital stock of BTI. All outstanding options to purchase BTI Common Stock were converted into options to purchase Magellan Common Stock.

         The number of shares of Common Stock of Magellan issued in connection with the Merger for the Common Stock of BTI was determined through arms length negotiations conducted by principals of Magellan and BTI. There was no material relationship between BTI, the shareholders of BTI, Magellan or any of their respective affiliates, officers or directors or any associate of any such officers or directors.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         a.       Financial Statements and Pro Forma Financial Information.
                  ---------------------------------------------------------

                  The financial statements and pro forma financial information specified in Item 7 of Form 8BK will be filed on Form 8-K/A within 60 days of the date of this report pursuant to Item 7(a)(4) and Item 7(b)(2) of Form 8-K.

         b.       Exhibits.
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          SBK No.                          Description                                                   Exhibit No.
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

            2.1     The  Agreement  and Plan of Merger  dated  August 11, 1999 by and among  Magellan       2.1
                    Technology,  Inc., BTI Acquisition Corp., Biological Technologies  International,
                    Inc.,  The  Greenberg  Asset  Management  Company,  Robert C.  Greenberg,  Walter
                    Beineke  and  Richard M.  Furber is  included  as an exhibit to the  Articles  of
                    Merger referred to below and filed herewith as Exhibit 2.2.

            2.2     Articles of Merger merging Biological Technologies  International,  Inc. with and       2.2
                    into BTI Acquisition  Corp.,  including the related Agreement and Plan of Merger,
                    dated  August  11,  1999,  as  filed   pursuant  to  Section
                    16-10a-1105 of the Utah Revised Business Corporation Act.

           99.1     Press Release dated September 21, 1999.                                                99.1

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MAGELLAN TECHNOLOGY, INC.



                                     /s/ Douglas M. Angus
                                     ---------------------------
                                     Douglas M. Angus
                                     Vice President and Chief Financial Officer

                                     Date:    September 30, 1999



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